Filed pursuant to Rule 497(e) and Rule 497(k)
Registration Nos. 333-118634; 811-21625

Intrepid Capital Management Funds Trust
Supplement dated November 20, 2020 to the
Statutory Prospectus dated January 31, 2020, as supplemented, and
Summary Prospectus dated January 31, 2020

Intrepid Disciplined Value Fund
Investor Class (Ticker: ICMCX)
Institutional Class (Not Available for Sale)

We are pleased to announce that on November 17, 2020, the Board of Trustees (the “Board”) of Intrepid Capital Management Funds Trust (the “Trust”) approved: (1) a plan of reorganization pursuant to which the Intrepid Disciplined Value Fund (the “Disciplined Value Fund”) will be reorganized into the Intrepid Endurance Fund (the “Endurance Fund”) (each, a “Fund” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Disciplined Value Fund, effective on or about January 22, 2021. The reorganization, which is expected to be tax free to the shareholders of the Disciplined Value Fund and is subject to customary closing conditions, will be effected by transferring all of the assets and liabilities of the Disciplined Value Fund to the Endurance Fund in exchange for shares of the Endurance Fund, with the shares being distributed pro rata by the Disciplined Value Fund to its shareholders. The Disciplined Value Fund will then be liquidated and dissolved. The reorganization is expected to occur on or about January 22, 2021. In accordance with applicable regulatory requirements, shareholder approval is not required for the reorganization, and shareholders are not being asked to approve the reorganization.
Prior to the reorganization, the Disciplined Value Fund’s portfolio managers will continue to manage the Disciplined Value Fund in the ordinary course. The portfolio manager for the Disciplined Value Fund is Clay Kirkland, CFA; Matt Parker, CFA, CPA and Joe Van Cavage, CFA are members of the investment team for the Disciplined Value Fund. The co-lead portfolio managers for the Endurance Fund are Matt Parker, CFA, CPA and Joe Van Cavage, CFA; Hunter Hayes is a member of the investment team for the Endurance Fund. Following the Reorganization, Mr. Parker and Mr. Van Cavage will continue to serve as co-lead portfolio managers of the Intrepid Endurance Fund, and Mr. Hayes will remain a member of the Fund’s investment team. The Disciplined Value Fund and the Endurance Fund have the same investment objective of seeking long-term capital appreciation, the same investment policies, and similar, but not identical, investment strategies.
Existing shareholders may redeem or exchange shares of the Disciplined Value Fund in the ordinary course until the last business day before the closing of the reorganization, January 21, 2021. The Disciplined Value Fund will be closed to new purchases as of the close of business on Thursday, January 14, 2021.
The Funds will file an information statement and prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization. The information statement and prospectus will be sent to shareholders of the Disciplined Value Fund. Shareholders are urged to read the information statement and prospectus because it will contain important information about the reorganization, including the Board’s reasons for approving the reorganization. The information statement and prospectus may be obtained free of charge from the SEC’s website at www.sec.gov or by calling 1-866-996-3863.
Please keep this Supplement with your Prospectus.